IDEX PBHG TECHNOLOGY & COMMUNICATIONS

                        IDEX Mutual Funds

                      570 Carillon Parkway
                  St. Petersburg, Florida 33716
                          888/233-4339
                                                December 10, 2002
Dear Shareholder:

Your Board of Trustees has called a special meeting of shareholders of IDEX PBHG Technology & Communications, to be held at 10:30 a.m., local time, on February 12, 2003, at the offices of IDEX Mutual Funds ("IDEX"), 570 Carillon Parkway, St.
Petersburg, Florida 33716, or any as adjournedments thereof from time-to-time (the "Special Meeting").

The IDEX Board of Trustees (the "Board") has approved a reorganization (the "Reorganization") of IDEX PBHG Technology & Communications ("Acquired Fund") into IDEX PBHG Mid Cap Growth ("Acquiring Fund") (each a "Fund," collectively, the "Funds"). AEGON/Transamerica Fund Advisers, Inc.("ATFA") serves as investment adviser to both Funds. Pilgrim Baxter & Associates, Ltd. ("PBHG") serves as sub-adviser to both Acquired Fund and Acquiring Fund. Acquired Fund has an investment objective and policies that are similar in certain respects to those of Acquiring Fund. The Reorganization is expected to result in operating expenses that are lower for shareholders.

You are asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of the Funds for your evaluation.

After careful consideration, the IDEX Board unanimously approved this proposal and recommends that shareholders vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you, in any event, to vote your shares by completing and returning the enclosed proxy card, in the envelope provided, at your earliest convenience. You also may instead vote by Internet, telephone, or facsimile by following the enclosed instructions. If you choose one of these methods, do not return your proxy card unless you later decide to change your vote.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than 10:30 a.m. on February 12, 2003.

Alamo Direct ("Alamo") a professional solicitation firm, will assist you in the voting process. As the date of the Special
Meeting approaches, you may receive a telephone call from Alamo reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                             Sincerely,

                                             Brian C. Scott
                                             President



                        IDEX MUTUAL FUNDS

              IDEX PBHG Technology & Communications
                      570 Carillon Parkway
                  St. Petersburg, Florida 33716
                         (888) 233-4339

          Notice of Special Meeting of Shareholders of
              IDEX PBHG Technology & Communications
                 to be held on February 12, 2003
To the Shareholders:

A special meeting of shareholders of IDEX PBHG Technology & Communications is scheduled for February 12, 2003 at 10:30 a.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, as adjourned from time-to-time (the "Special Meeting").

 At the Special Meeting, you will be asked to consider the following proposals:

1.To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of IDEX PBHG Technology & Communications (the "Acquired Fund") by IDEX PBHG Mid Cap Growth (the "Acquiring Fund") solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund; and
2.To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.
Shareholders of record at the close of business on November 15, 2002 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign and promptly return the enclosed proxy card, or vote by telephone, by facsimile, or through the Internet so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to IDEX, or by voting in person at the Special Meeting.

                                             By Order of the
                                             Board of Trustees

                                             John K. Carter
                                             Vice President,
                                             Secretary &
                                             General Counsel





December 10, 2002




                        TABLE OF CONTENTS



Introduction                                      1
Information About Acquiring Fund .                2
Performance of Acquiring Fund                     2
Fees and Expenses                                 3
Summary                                           5
Comparison of Investment objectives and Primary   5
Investment Strategies
Comparison of Fees and Expenses ..                6
Management Fees                                   6
Administration Fees                               6
Distribution and Service Fees                     6
Expense Limitation Arrangements ..                6
Purchase and Redemption Information ...           7
Federal Income Tax Consequences of the            7
Reorganization
Principal Risks of Investing in Acquiring Fund    7
Relative Performance                              7
Comparisons of Investment Techniques and Risks of 7
the Funds
The Proposed Reorganization                       8
Additional Information About the Reorganization   8
The Reorganization Plan                           8
Reasons for the Reorganization                    9
Board Consideration                               9
Capitalization                                    10
Tax Considerations                                10
Expenses of the Reorganization                    10
Additional Information About the Acquiring Fund.  10
Investment Adviser                                10
Investment Personnel                              11
Additional Information About the Funds.           11
Form of Organization                              11
Distributor                                       11
Dividends and Other Distributions ..              11
General Information About the Proxy Statement     11
Solicitation of Proxies                           11
Voting Rights                                     12
Other Matters to Come Before the Special Meeting  12
Shareholder Proposals                             12
Information About the Funds                       12
Reports to Shareholders                           12
More Information Regarding the Funds              14
Appendix A                                        20
Appendix B                                        29






                   PROXY STATEMENT/PROSPECTUS

                        IDEX Mutual Funds
                      570 Carillon Parkway
                  St. Petersburg, Florida 33716
                         (888) 233-4339

          Special Meeting of Shareholders to be held on
                        February 12, 2003

              IDEX PBHG Technology & Communications
               relating to the reorganization into
      IDEX PBHG Mid Cap Growth (collectively, the "Funds")


Introduction
This Proxy Statement/Prospectus is being furnished to you in connection with a special meeting of shareholders of IDEX PBHG Technology & Communications scheduled to be held on February 12, 2003, as adjourned from time-to-time (the "Special Meeting"). As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (the "Reorganization") of IDEX PBHG Technology & Communications (the "Acquired Fund") into IDEX PBHG Mid Cap Growth (the "Acquiring Fund") (each a "Fund," collectively, the "Funds"), each a series of IDEX Mutual Funds ("IDEX"), an open-end management investment company. Under an Agreement and Plan of Reorganization, Acquired Fund would transfer all of its assets to Acquiring Fund in exchange for shares of beneficial interest of Acquiring Fund and the assumption by Acquiring Fund of Acquired Fund's liabilities. You are being asked to vote on the Agreement and Plan of Reorganization through which this transaction would be accomplished.

Because you, as a shareholder of Acquired Fund, are being asked to approve the Reorganization that will result in a transaction in which you ultimately will hold shares of Acquiring Fund, this Proxy Statement also serves as a Prospectus for Acquiring Fund. The Reorganization will allow you to participate in a Fund with a similar investment objective and certain similar strategies. Acquiring Fund seeks to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") has been filed with the U.S. Securities and Exchange Commission ("SEC"), contains additional information about the Funds, and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the IDEX Prospectus, and the IDEX SAI, both dated November 11, 2002, which is incorporated herein by reference and may be obtained without charge by calling 1-(888) 233-4339. IDEX also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The IDEX annual report, dated October 31, 2001, is incorporated herein by reference. You may receive a copy of the most recent IDEX annual report and semi-annual report, without charge, by contacting IDEX, P.O. Box 9015, Clearwater, FL 33758-9015 or by calling
(888) 233-4339.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined that this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Date:  December 5, 2002





Information About Acquiring Fund

Performance of Acquiring Fund - The bar chart and table below provide an indication of the risks of investing in Acquiring Fund by showing (on a calendar year basis) Acquiring Fund's annual total return for its first calendar year of operations and by showing (on a calendar year basis) how Acquiring Fund's average annual returns for a one-year period compare to those of a broad-based securities market index-the Russell Mid Cap Growth Index. The information below is based on the performance of the Class A shares of Acquiring Fund and does not reflect the impact of sales charges. The bar chart and table assume reinvestment of dividends and capital gains distributions. The Fund's past performance is not an indication of how the Fund will perform in the future. Class A Shares:

     Year by year total return as of 12/31/01 (%)(1)

        (17.30) (37.29)

(1) As of September 30, 2002, the end of the most recent calendar quarter, the fund's year-to-date return for Class A shares was (30.19)%.

During the period shown in the chart, Acquiring Fund's best quarterly performance was 19.81% for the quarter ended June 30, 2001, and the Fund's worst quarterly performance was (37.67)% for the quarter ended March 31, 2001.

The table below shows the average annual total returns of Acquiring Fund if you average actual performance over various lengths of time, compared to the Russell Mid Cap Growth Index. An index has an inherent performance advantage over Acquiring Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Additional information about Acquiring Fund is included in the section "More Information Regarding the Funds."

Average Annual Total Returns (for the periods ended
December 31, 2001)**
                            One Year    Since March 1,
                                             1999
Acquiring Fund
   Return before taxes      (40.74)%       (0.55)%
   Return after taxes       (40.74)%       (0.79)%
on distributions*
   Return after taxes       (24.81)%       (0.48)%
on distributions
   and sale of fund
shares*
Russell Mid Cap Growth      (20.15)%        3.02%
Class A

          * The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
          ** Returns reflect the maximum sales load of 5.5% and include the reinvestment of dividends and capital gains.




Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

      Shareholder fees (fees paid directly from your investment)

                         Class of Shares

                    A         B       C       L        M

      Maximum
      sales
      charge      5.50%     None    None     None    1.00%
      (load)
      imposed
      on
      purchase
      s (as a
      % of
      offering
      price)

      Maximum
      deferred
      sales      None(a)    5.00%   None    2.00%    1.00%
      charge
      (load)
      (as a
      percenta
      ge of
      purchase
      price or
      redempti
      on
      proceeds
      ,
      whicheve
      r is
      lower)

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

Annual Fund Operating Expenses
(Expenses Paid from Fund Assets)
(percentage of average daily net assets):

The expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the period ended April 30, 2002. Pro forma fees and expenses show estimated fees and expenses of Acquiring Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.


   Annual Fund Operating Expenses (as a percentage of each Fund's average daily net assets)
              Managem  Distributi  Other    Total   Expens   Net
                ent       on &     Expen   Annual     e     Operat
               Fees     service     ses     Fund    Reduct   ing
                        (12b-1)           Operating ion(1)  Expens
                          fees            Expenses            es
   Acquiring
   Fund
   Class A     0.80%     0.35%     1.57%    2.72%   1.00%   1.72%
   shares
   Class B     0.80%     1.00%     1.57%    3.37%   1.00%   2.37%
   shares
   Class C     0.80%     1.00%     1.57%    3.37%   1.00%   2.37%
   shares
   Class M     0.80%     0.90%     1.57%    3.27%   1.00%   2.27%
   shares
   Class L     0.80%     1.00%     1.57%    3.37%   1.00%   2.37%
   shares(2)
   Acquired
   Fund
   Class A     1.00%     0.35%     2.01%    3.36%   1.44%   1.92%
   shares
   Class B     1.00%     1.00%     2.01%    4.01%   1.44%   2.57%
   shares
   Class C     1.00%     1.00%     2.01%    4.01%   1.44%   2.57%
   shares
   Class M     1.00%     0.90%     2.01%    3.91%   1.44%   2.47%
   shares
   Class L     1.00%     1.00%     2.01%    4.01%   1.44%   2.57%
   shares(2)
   Pro Forma - Acquiring Fund including Acquired Fund
   Class A     0.80%     0.35%     1.49%    2.64%   0.89%   1.75%
   shares
   Class B     0.80%     1.00%     1.49%    3.29%   0.89%   2.40%
   shares
   Class C     0.80%     1.00%     1.49%    3.29%   0.89%   2.40%
   shares
   Class M     0.80%     0.90%     1.49%    3.19%   0.89%   2.30%
   shares
   Class L     0.80%     1.00%     1.49%    3.29%   0.89%   2.40%
   shares(2)
(1) Contractual arrangement with ATFA through 10/31/03 for expenses (other than distribution and service (12b-1) fees that exceed 1.40%,on behalf of Acquiring Fund, and 1.60% on behalf of Acquired Fund, excluding 12b-1 fees.
(2) L share information is included for your reference; L shares did not commence operations until November 11, 2002.

Example. This example is intended to help you compare the cost of investing in each Fund and in the combined Funds on a pro forma basis. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and Fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.





If the shares are redeemed at the end of each period:

                   1 Year*     3        5       10
                             Years*  Years*   Years*
Acquiring Fund
Class A shares     $715     $1,258   $1,826   $3,364
Class B shares     $740     $1,243   $1,769   $3,443
Class C shares     $240     $943     $1,669   $3,591
Class M shares     $427     $1,004   $1,705   $3,564
Class L shares     $440     $943     $1,669   $3,591
Acquired Fund
Class A shares     $734     $1,400   $2,087   $3,907
Class B shares     $760     $1,390   $2,036   $3,986
Class C shares     $260     $1,090   $1,936   $4,126
Class M shares     $447     $1,150   $1,970   $4,100
Class L shares     $460     $1,090   1,936    $4,126
Pro Forma -
Acquiring Fund
including
Acquired Fund
Class A shares       $718    $1,245  $1,798   $3,298
Class B shares       $743    $1,230  $1,740   $3,376
Class C shares       $243     $930   $1,640   $3,525
Class M shares       $430     $991   $1,676   $3,499
Class L shares       $443     $930   $1,640   $3,525

If the shares are not redeemed at the end of each period:

                          1      3        5       10
                        Year*  Years*  Years*   Years*
    Acquiring Fund
    Class A shares       $715  $1,258  $1,826   $3,366
    Class B shares       $240   $943   $1,669   $3,445
    Class C shares       $240   $943   $1,669   $3,593
    Class M shares       $328  $1,004  $1,705   $3,566
    Class L shares       $240   $943   $1,669
    Acquired Fund
    Class A shares       $734  $1,400  $2,087   $3,907
    Class B shares       $260  $1,090  $1,936   $3,986
    Class C shares       $260  $1,090  $1,936   $4,126
    Class M shares       $348  $1,150  $1,970   $4,100
    Class L shares       $260  $1,090  $1,936   $4,126
    Pro Forma -
    Acquiring Fund
    including
    Acquired Fund
    Class A shares       $718  $1,245  $1,798   $3,298
    Class B shares       $243   $930   $1,640   $3,376
    Class C shares       $243   $930   $1,640   $3,525
    Class M shares       $331   $991   $1,676   $3,499
    Class L shares       $243   $930   $1,640   $3,525

Class A and Class M shares of the Acquired Fund issued to a shareholder in connection with the Reorganization will not be subject to any initial sales charge. Class B, Class L and Class M shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization.





In addition, the period that the shareholder held shares of the Acquired Fund would be included in the holding period of the Acquiring Fund's shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the corresponding Class B shares of Acquired Fund were purchased by shareholders. Likewise, Class M shares of Acquiring Fund issued to shareholder in connection with the Reorganization will convert to Class A shares ten years after the date that the corresponding Class M shares of Acquired Fund were purchased by shareholders.
For more information about Acquiring Funds performance including a discussion of factors that materially impact its performance, please see Appendix B.

Summary
You should read this entire Proxy Statement/Prospectus carefully.
For additional information, you should consult the IDEX
Prospectus, which is incorporated by reference, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix
A.Appendix A.

Comparison of Investment Objectives and Primary Investment
Strategies -

                      Acquired Fund           Acquiring Fund
    Investment       Seeks growth of         Seeks capital
    Objective      capital.  Current income   appreciation.
                   is incidental to this
                   objective.
    Investment       Acquired Fund           Acquiring Fund
    Strategies     pursues its objective by   pursues its objective
                   investing, under normal   by investing, under
                   circumstances at least    normal circumstances,
                   80% of its net assets in   at least 80% of its
                   common stocks of small,   net assets in common
                   medium or large           stocks, issued by mid-
                   capitalization companies   sized companies with
                   doing business in the     market
                   technology and            capitalizations or
                   communication sectors of   average revenues
                   the market.               between $500 million
                                             and $10 billion.
                     Acquired Fund is        Acquiring Fund
                   non-diversified.  This    invests primarily in
                   means the Fund has the    companies that have
                   ability to take larger    strong business
                   positions in a smaller    momentum, earnings
                   number of issuers.        growth and capital
                                             appreciation
                                             potential.
                     Under adverse           Under adverse
                   market conditions,        market conditions,
                   Acquired Fund may take a   Acquiring Fund may
                   temporary defensive       take a temporary
                   position to maintain      defensive position to
                   liquidity when economic   maintain liquidity
                   or market conditions are   when economic or
                   unfavorable for           market conditions are
                   profitable investing.     unfavorable for
                   Acquiring Fund may be     profitable investing.
                   unable to pursue its      Acquiring Fund may be
                   investment objective      unable to pursue its
                   during that time.         investment objective
                                             during that time.
                     Acquired Fund may       Acquiring Fund
                   also invest in cash or    may also invest in
                   cash equivalents for      cash or cash
                   temporary defensive       equivalents for
                   purposes when market      temporary defensive
                   conditions warrant        purposes when market
                   (which is inconsistent    conditions warrant
                   with the Fund's           (which is
                   principal investment      inconsistent with the
                   strategies).  To the      Fund's principal
                   extent it is invested in   investment
                   these securities,         strategies).  To the
                   Acquiring Fund may not    extent it is invested
                   be able to achieve its    in these securities,
                   investment objective.     Acquiring Fund may
                                             not be able to
                                             achieve its
                                             investment objective.
                     PBHG uses its own       PBHG uses its
                   fundamental research      own fundamental
                   computer models and       research computer
                   proprietary measures of   models and
                   growth and business       proprietary measures
                   momentum in managing      of growth and
                   Acquiring Fund.           business momentum in
                                             managing Acquiring
                                             Fund.
                     Acquired Fund is        Acquiring Fund
                   non-diversified.          is diversified.





                      Acquired Fund           Acquiring Fund
    Investment   ATFA                     ATFA
    Adviser
    Sub-Adviser  PBHG                     PBHG
    Portfolio    Michael Ma               Gary L. Pilgrim, CFA
    Managers

As you can see from the chart above, the investment objectives and strategies of the Funds are similar. However, differences do exist, for example, Acquiring Fund invests primarily in equity securities such as common stocks and medium-sized companies, whereas Acquired Fund invests primarily in common stocks of small and medium capitalization companies doing business primarily in the technology and communications sectors. Acquiring Fund is diversified and Acquired Fund is non-diversified (see definition above).

Following the Reorganization, and in the ordinary course of business as a mutual fund, certain holdings of Acquired Fund that were transferred to Acquiring Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Acquiring Fund.

Comparison of Fees and Expenses
The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds.

While the Reorganization is anticipated to reduce the total operating expenses for current shareholders of Acquired Fund and will not affect Acquiring Fund's management fees (as a percentage of the Fund's average daily net assets), ATFA may be deemed to have a material interest in the proposed Reorganization because combination of the Funds will relieve ATFA of its obligation to pay sub-advisory fees to PBHG under the sub-advisory agreement applicable to Acquired Fund (although ATFA will continue to pay sub-advisory fees to PBHG with respect to Acquiring Fund), and because the proposed Reorganization is anticipated to reduce ATFA's obligations under the expense limitation arrangements discussed below.

For further information on the fees and expenses of Acquiring
Fund, see "More Information Regarding the Funds."

Management Fees - Each Fund pays a management fee:

                    Fund                     Management Fee
               Acquired Fund          1.00% of the first $500
                                      million of the Fund's average
                                      daily net assets; and 0.90%
                                      of assets over $500 million.
                                      Expense Cap: 1.60% of the
                                      Fund's average daily net
                                      assets.
               Acquiring Fund         0.80% of the first $500
                                      million of the Fund's average
                                      daily net assets; and 0.70%
                                      of assets over $500 million.
                                      Expense Cap: 1.40% of the
                                      Fund's average daily net
                                      assets.

Administration Fees - The Funds pay an administrative services fee to AEGON/Transamerica Fund Services, Inc. on a cost incurred basis.

Distribution and Services Fees - The distribution (12b-1) and services fees are the same for both Funds for each respective class of shares. The fees are 0.35% for Class A shares, 1.00% for Class B, Class C and Class L shares, and 0.90% for Class M shares.

Expense Limitation Arrangements: Expense limitation arrangements are in place for both of the Funds. Under the terms of the expense limitation arrangements, ATFA has agreed to limit the expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses. The current expense limitation arrangement for each Fund will remain in effect through at least October 31, 2003. There can be no assurance that the Expense limitation arrangements will continue or remain at the same level after that date. The expense limitation for Acquired Fund is 1.60% and the expense limitation for Acquiring Fund is 1.40%. This information and similar information is shown below in the table entitled "Annual Fund Operating Expenses."

It is expected that combining the Funds will lower expenses currently borne by investors in Acquired Fund.




Purchases of shares of Acquiring Fund after the Reorganization will be subject to the sales load structure described in table below for Acquiring Fund. This is the same load structure that is currently in effect for Acquiring Fund.

Purchase and Redemption Information - The purchase and redemption provisions for the Funds are the same. For additional information on purchase and redemption provisions see
  "Comparison of Fees and Expenses" and "More Information
  Regarding the Funds."

Federal Income Tax Consequences of the Reorganization - The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such you will not recognize a gain or loss as a result of the Reorganization. See "Information About The Reorganization - Tax Considerations."

Principal Risks of Investing in Acquiring Fund -- The Funds share similar investment risks. Acquired Fund is subject to the principal investment risks of investing in stocks, technology stocks, and small-or medium-sized companies risk and risks of non-diversification; and Acquiring Fund is subject to the risks of investing in stocks and medium-sized companies risk. For more information regarding the risks of the Funds, see "Comparisons of Investment Techniques and Risks of the Funds."

Relative Performance - The following table shows the average annual total return for each Fund and the listed broad-based securities indexes. Average annual total return is shown for each calendar year since 2001 in the case of Acquired Fund and since 2000 in the case of Acquiring Fund. The indexes have an inherent performance advantage over the Funds, since an index has no cash in its portfolio, and incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

Calendar   Acquired   Soundview   Acquirin  Russell
  Year/      Fund     Technology   g Fund   Mid Cap
 Period                 Index                Growth
  Ended                                      Index
12/31/00      N/A        N/A      (17.30)%  (11.75)%
12/31/01   (50.88)%    (40.39)%             (20.15)%
                                  (37.29)%


Comparison of Investment Techniques and Risks of the Funds - The following is a summary of the principal types of securities in which each Fund may invest and strategies the Funds may employ in pursuit of their respective investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of risk. An investment in either Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the primary risks of investing in the Funds. However, the fact that a particular risk is not identified as a main risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a main risk of the Fund. For further information regarding risks of investing in the Funds, see the SAI.

Stocks. While stocks have historically outperformed other investments over the long term, they tend to go up and down more
dramatically over the shorter term.   These price movements may
result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.
Small- or Medium-Sized Companies. The Funds may invest in small- or medium-sized companies, which involve greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Internet Investing. Internet and internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the fund has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the fund will likely reflect that of this sector during down markets as well as during up markets.

Technology and Communication Stocks (Acquired Fund). Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

Non-Diversification (Acquired Fund). A non-diversified fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.





The Proposed Reorganization - On September 9, 2002, the IDEX
Board of Trustees approved, with respect to each of the Funds, an Agreement and Plan of Reorganization (the "Reorganization Plan").
Subject to approval of Acquired Fund shareholders, the Reorganization Plan provides for:

    the transfer of all of the assets of Acquired Fund to Acquiring Fund, in exchange for shares of Acquiring Fund;
    the assumption by Acquiring Fund of all of the liabilities of Acquired Fund;
    the distribution of shares of Acquiring Fund to the shareholders of Acquired Fund; and
    the complete liquidation of Acquired Fund.
The Reorganization is expected to be effective upon the close of business on February 28, 2003, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Acquired Fund would become a shareholder of Acquiring Fund. Each shareholder would receive a number of full and fractional shares of Acquiring Fund equal to the aggregate value of shares of Acquired Fund held by such shareholder as of the close of business on the day of the Closing. As a result of the Reorganization, each owner of shares of each class of Acquired Fund would become a shareholder of the same class of shares of Acquiring Fund.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two similar funds within IDEX. Shareholders in the Fund, are expected to benefit from the elimination of this duplication and from the larger asset base that will result from the Reorganization.

Approval of the Reorganization requires the affirmative vote of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented. In the event that the shareholders of Acquired Fund do not approve the Reorganization, Acquired Fund would continue to operate as a separate entity, and the IDEX Board of Trustees would determine what further action, if any, to take.

After careful consideration, the IDEX Board of Trustees unanimously approved the proposed Reorganization. The Board recommends that you vote "FOR" the proposed Reorganization.

In considering whether to approve the Reorganization, you should note that:

    Acquired Fund has an investment objective and certain
  policies that are similar in many respects to the investment objective and policies of Acquiring Fund. Both Acquired Fund and Acquiring Fund seek to maximize long-term growth. Each Fund invests primarily in equity securities. Acquired Fund invests primarily in equity securities of common stocks of small, medium or large -sized companies doing business in the technology and communications industries, but may invest in stocks of smaller or larger companies in pursuit of its investment objective.
  Acquired Fund, like most technology funds, has suffered due to
  the sharp decline in technology stocks.   Acquired Fund is a non-
  diversified fund. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund. Acquiring Fund is a diversified fund.
    Acquired Fund invests at least 80% of its assets in small, medium or large capitalization companies that invest in the technology and communication sectors. Acquired Fund is non-diversified. in a non-diversified portfolio of equity securities, which include common stocks, technology stocks and small- or medium-sized companies.
    Acquiring Fund invests at least 80% of its assets in a diversified portfolio of equity securities, which include common stocks of medium-sized companies.
    The Funds have the same investment adviser, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA has engaged Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087 to provide sub-advisory services to Acquiring Fund.
    The proposed Reorganization is expected to result in a reduction in total operating expenses, including expenses net of applicable expense reductions, for current shareholders of Acquired Fund.


For further information on fees and expenses, see "Comparison of Fees and Expenses."





Additional Information About the Reorganization
The Reorganization Plan - The Reorganization Plan provides for the transfer of all of the assets and liabilities of Acquired Fund to Acquiring Fund solely in exchange for shares of Acquiring Fund. Acquired Fund will distribute the shares of Acquiring Fund received in the exchange to its shareholders, and then Acquired Fund will be liquidated.

After the Reorganization, each shareholder of Acquired Fund will own shares in Acquiring Fund having an aggregate value equal to the aggregate value of shares of Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing.

Until the Closing, shareholders of Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Acquiring Fund for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which modifies the foregoing summary of the Reorganization Plan in its entirety.

Reasons for the Reorganization - The Reorganization is one of several reorganizations that are proposed or have already taken place among various IDEX funds. The IDEX complex has grown in recent years through the addition of many funds. IDEX management has proposed the consolidation of several of the IDEX funds that they believe have similar or compatible strategies. Fund performance is also a key factor management considers when evaluating the funds to present to the Board for its consideration. The Reorganization is designed to be part of the proposed reduction of the substantial overlap in funds offered in the IDEX complex, thereby helping to eliminate inefficiencies and confusion about overlapping funds. IDEX also believes that the Reorganization may benefit shareholders by resulting in a surviving fund with a greater asset base. This is expected to provide greater investment opportunities for Acquiring Fund and the potential to take larger portfolio positions. Based upon these considerations, among others, the IDEX Board determined that the Funds should be reorganized.

Board Consideration - The proposed Reorganization was presented to the IDEX Board of Trustees for consideration and approval at a Special Meeting held September 9, 2002. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940), determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of the Funds and their shareholders.

The IDEX Board of Trustees, in recommending the proposed transaction, considered a number of factors, including the following:
1.expense ratios and information regarding fees and expenses of
  Acquired Fund and Acquiring Fund;
2.estimates that show that combining the Funds should result in lower expense ratios because of economies of scale; 3.elimination of duplication of costs and inefficiencies of having two similar funds;
4.the Reorganization would not dilute the interests of the
  Funds' current shareholders;
5.the relative investment performance and risks of Acquiring
  Fund as compared to Acquired Fund;
6.the similarity of Acquiring Fund's investment objectives, policies and restrictions to those of Acquired Fund;, and the fact that the Funds are duplicative within the overall group of funds;
7. the tax-free nature of the Reorganization to Acquired Fund and its shareholders;
8. the estimated costs to be incurred by Acquiring Fund and Acquired Fund as a result of the Reorganization;
9. the advantages of repositioning Acquired Fund's shareholders from the current volatile atmosphere of the technology industry.
The Board also considered the future potential benefits to IDEX in that its costs to administer both Funds may be reduced if the Reorganization is approved.





Capitalization - The following table shows, on an unaudited basis, the capitalization of each Fund as of April 30, 2002 and, on a pro forma basis, as of April 30, 2002, giving effect to the Reorganization (information is not included for Class L shares as that class commenced operations on November 11, 2002):

                    Net Assets   Net Asset Value       Shares
                                    Per Share       Outstanding

  Acquiring Fund
  Class A Shares    $24,357,668       $ 9.63         2,530,458
  Class B Shares    $34,422,136       $ 9.40         3,661,383
  Class C Shares    $9,150,823        $ 9.40          973,346
  Class M Shares    $4,936,617        $ 9.44          523,219
  Acquired Fund
  Class A Shares    $9,224,915        $ 1.61         5,732,197
  Class B Shares    $15,287,037       $ 1.56         9,777,355
  Class C Shares    $3,275,248        $ 1.56         2,094,798
  Class M Shares    $2,279,619        $ 1.57         1,451,515
     Pro Forma - Acquiring Fund
      including Acquired Fund
    Class A         $33,582,582       $ 9.63        3,488,812(1)
    Shares
    Class B         $49,709,173       $ 9.40        5,287,421(1)
    Shares
    Class C         $12,426,070       $ 9.40        1,321,725(1)
    Shares
    Class M         $7,216,236        $ 9.44         764,830(1)
    Shares
(1) The net assets of Acquired Fund will be converted to shares based on Acquiring Fund's net asset value per share.Purchase and Redemption Information - The purchase and redemption provisions for the Funds are the same. For additional information on purchase and redemption provisions see "Comparison of Fees and Expenses" and "More Information Regarding the Funds."

Federal Income Tax Consequences of the Reorganization - The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such you will not recognize a gain or loss as a result of the Reorganization. See "Information About The Reorganization - Tax Considerations."

Principal Risks of Investing in Acquiring Fund -- The Funds share similar investment risks. Acquired Fund is subject to the principal investment risks of investing in stocks, technology stocks and small-or medium-sized companies; and Acquiring Fund is subject to the risks of investing in stocks and medium-sized companies. For more information regarding the risks of the Funds, see "Comparisons of Investment Techniques and Risks of the Funds."





Investment Objectives and Strategies

Comparison of Investment Objectives and Primary Investment
Strategies -



As you can see from the chart above, the investment objectives and strategies of the Funds are similar. However, differences do exist, for example, Acquiring Fund invests primarily in equity securities such as common stocks and medium-sized companies, whereas Acquired Fund invests primarily in stocks, technology stocks and small- and medium-sized companies.
Following the Reorganization, and in the ordinary course of business as a mutual fund, certain holdings of Acquired Fund that were transferred to Acquiring Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Acquiring Fund.

Comparison of Portfolio Characteristics - The following tables compare certain characteristics of the portfolios of the Funds as of April 30, 2002:

Relative Performance - The following table shows the average annual total return for each Fund and the listed broad-based securities indexes. Average annual total return is shown for each calendar year since 2001 in the case of Acquired Fund and since 2000 in the case of Acquiring Fund. The indexes have an inherent performance advantage over the Funds, since an index has no cash in its portfolio, and incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.




Comparison of Investment Techniques and Risks of the Funds - The following is a summary of the principal types of securities in which each Fund may invest and strategies the Funds may employ in pursuit of their respective investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of risk. An investment in either Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the primary risks of investing in the Funds. However, the fact that a particular risk is not identified as a main risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a main risk of the Fund. For further information regarding risks of investing in the Funds, see the SAI.



Stocks. While stocks have historically outperformed other investments over the long term, they tend to go up and down more
dramatically over the shorter term.   These price movements may
result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.
Small- or Medium-Sized Companies. The Funds may invest in small- or medium-sized companies, which involve greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Internet Investing. Internet and internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the fund has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the fund will likely reflect that of this sector during down markets as well as during up markets.

Technology Stocks (Acquired Fund). Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues.

Non-Diversification (Acquired Fund). A non-diversified fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.



Comparison of Fees and Expenses
The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds.

For further information on the fees and expenses of Acquiring Fund, see "More Information Regarding the Funds." While the Reorganization is anticipated to reduce the total operating expenses for current shareholders of the Acquired Fund and will not affect the Acquiring Fund's management fees (as a percentage of the Fund's average daily net assets), ATFA may be deemed to have a material interest in the proposed Reorganization because combination of the Funds will relieve ATFA of its obligation to pay sub-advisory fees to PBHG under the sub-advisory agreement applicable to Acquired Fund (although ATFA will continue to pay sub-advisory fees to PBHG with respect to the Acquiring Fund), and because the proposed Reorganization is anticipated to reduce ATFA's obligations under the expense limitation arrangements discussed below.

Management Fees - Each Fund pays a management fee:

Administration Fees - The Funds pay an administrative services fee to AEGON/Transamerica Fund Services, Inc. on a cost incurred basis.

Distribution and Services Fees - The distribution (12b-1) and services fees are the same for both Funds for each respective class of shares. The fees are: 0.35% for Class A shares, 1.00% for Class B, Class C and Class L shares, and 0.90% for Class M shares.

Expense Limitation Arrangements: Expense limitation arrangements are in place for both of the Funds. Under the terms of the expense limitation arrangements, ATFA has agreed to limit the expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses. The current expense limitation arrangement for each Fund will remain in effect through at least October 31, 2003. There can be no assurance that the Expense limitation arrangements will continue or remain at the same level after that date. The expense limitation for Acquired Fund is 1.60% and the expense limitation for Acquiring Fund is 1.40%. This information and similar information is shown below in the table entitled "Annual Fund Operating Expenses."

It is expected that combining the Funds will lower expenses currently borne by investors in Acquired Fund.

The expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the period ended April 30, 2002. Pro forma fees and expenses show estimated fees and expenses of Acquiring Fund after giving effect to the proposed Reorganization (Note: L shares commenced operations on November 11, 2002). Pro forma numbers are estimated in good faith and are hypothetical.




Expense Table


(1) Contractual arrangement with ATFA through 10/31/03 for expenses (other than distribution and service (12b-1) fees that exceed 1.40%,on behalf of Acquiring Fund, and 1.60% on behalf of Acquired Fund, excluding 12b-1 fees.

(1) L share information is included for your reference; these shares did not commence operations until November 11, 2002.

Example. This example is intended to help you compare the cost of investing in each Fund and in the combined Funds on a pro forma basis. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and Fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

If the shares are not redeemed at the end of each period:


Class A and Class M shares of the Acquired Fund issued to a shareholder in connection with the Reorganization will not be subject to any initial sales charge. Class B, Class L and Class M shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization.

In addition, the period that the shareholder held shares of the Acquired Fund would be included in the holding period of the Acquiring Fund's shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the corresponding Class B shares of Acquired Fund were purchased by shareholders. Likewise, Class M shares of Acquiring Fund issued to shareholder in connection with the Reorganization will convert to Class A shares ten years after the date that the corresponding Class M shares of Acquired Fund were purchased by shareholders.

Purchases of shares of Acquiring Fund after the Reorganization will be subject to the sales load structure described in table below for Acquiring Fund. This is the same load structure that is currently in effect for Acquiring Fund.

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.




Tax Considerations - The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither Acquired Fund, nor Acquiring Fund, is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Acquired Fund's shareholders.

Expenses of the Reorganization - ATFA will pay all of the expenses relating to the Reorganization, including, but not limited to, the costs of the proxy solicitation and necessary filing with the SEC.
The IDEX Board of Trustees recommends that shareholders of Acquired Fund approve the Reorganization.


Additional Information About Acquiring Fund
Investment Adviser AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is Acquiring Fund's investment adviser. On April 30, 2002, the aggregate assets of all of the mutual funds under the investment management of ATFA were approximately $15.8 billion. IDEX has entered into an Investment Advisory Agreement ("Advisory Agreement") on behalf of Acquiring Fund with ATFA wherein ATFA supervises Acquiring Fund's investments and conducts its investment program. The Advisory Agreement provides that ATFA will perform the following services or cause them to be performed by others to: (i) furnish investment advice and recommendations
(ii) supervise the purchase and sale of securities as directed by appropriate Fund officers, and (iii) be responsible for the administration of the Fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of either IDEX or ATFA, or by a vote of shareholders of Acquiring Fund. Advisory fees are computed and accrued daily and paid monthly.



Sub-Adviser - PBHG is Acquiring Fund's sub-adviser. On April 30, 2002, the aggregate assets of all of the mutual funds under the investment management of PBHG were approximately $10.5 billion. PBHG has overall responsibility for the management of the Fund. ATFA and PBHG have entered into an agreement that requires PBHG to provide investment sub-advisory, statistical and research services to Acquiring Fund, supervise and arrange for the purchase and sale of securities on behalf of the Fund, and provide for the maintenance and compilation of records pertaining to the investment sub-advisory function. The agreement with PBHG can be terminated by the Board of Trustees of IDEX upon 60 days' written notice of either party. Sub-Advisory fees are computed and accrued daily and paid monthly.

Investment Personnel - The following individuals hasve responsibility for the day-to-day management of Acquiring Fund:

    Gary L. Pilgrim, CFA, leads a team of investment professionals for PBHG Mid Cap Growth. Mr. Pilgrim is the president of Pilgrim Baxter, and has been a growth stock manager for over 30 years. Mr. Pilgrim has managed Acquiring Fund since March 2001.
Performance of Acquiring Fund - The bar chart and table below provide an indication of the risks of investing in Acquiring Fund by showing (on a calendar year basis) Acquiring Fund's annual total return for its first calendar year of operations and by showing (on a calendar year basis) how Acquiring Fund's average annual returns for a one-year period compare to those of a broad-based securities market index-the Russell Mid Cap Growth Index. The information below is based on the performance of the Class A shares of Acquiring Fund and does not reflect the impact of sales charges. The bar chart and table assume reinvestment of dividends and capital gains distributions. The Fund's past performance is not an indication of how the Fund will perform in the future. Class A Shares:



               Year by year total return as of 12/31/01 (%)(1)

               Add bar chart to include (17.30)% for 2000;
(37.29)% for 2001




                  During the period shown in
                  the chart, Acquiring Fund's
                  best quarterly performance
                  was 19.81% for the quarter
                  ended June 30, 2001, and the
                  Fund's worst quarterly
                  performance was (37.67)% for
                  the quarter ended March 31,
                  2001.
                  (1) As of September 30, 2002,
                  the end of the most recent
                  calendar quarter, the fund's
                  year-to-date return for Class
                  A shares was (30.19)%.

The table below shows the average annual total returns of Acquiring Fund if you average actual performance over various lengths of time, compared to the Russell Mid Cap Growth Index. An index has an inherent performance advantage over Acquiring Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Additional information about Acquiring Fund is included in the section "More Information Regarding the Funds."


For more information about Acquiring Funds performance including a discussion of factors that materially impact its performance, please see Appendix B.
Information About the Reorganization
The Reorganization Plan - The Reorganization Plan provides for the transfer of all of the assets and liabilities of Acquired Fund to Acquiring Fund solely in exchange for shares of Acquiring Fund. Acquired Fund will distribute the shares of Acquiring Fund received in the exchange to its shareholders, and then Acquired Fund will be liquidated.



After the Reorganization, each shareholder of Acquired Fund will own shares in Acquiring Fund having an aggregate value equal to the aggregate value of shares of Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing.

Until the Closing, shareholders of Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Acquiring Fund for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which modifies the foregoing summary of the Reorganization Plan in its entirety.

Reasons for the Reorganization - The Reorganization is one of several reorganizations that are proposed or have already taken place among various IDEX funds. The IDEX complex has grown in recent years through the addition of many funds. IDEX management has proposed the consolidation of several of the IDEX funds that they believe have similar or compatible strategies. Fund performance is also a key factor management considers when evaluating the funds to present to the Board for its consideration. The Reorganization is designed to be part of the proposed reduction of the substantial overlap in funds offered in the IDEX complex, thereby helping to eliminate inefficiencies and confusion about overlapping funds. IDEX also believes that the Reorganization may benefit shareholders by resulting in a surviving fund with a greater asset base. This is expected to provide greater investment opportunities for Acquiring Fund and the potential to take larger portfolio positions. Based upon these considerations, among others, the IDEX Board determined that the Funds should be reorganized.

Board Consideration - The proposed Reorganization was presented to the IDEX Board of Trustees for consideration and approval at a Special Meeting held September 9, 2002. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940), determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of the Funds and their shareholders.



The IDEX Board of Trustees, in recommending the proposed transaction, considered a number of factors, including the following:
1.expense ratios and information regarding fees and expenses of
  Acquired Fund and Acquiring Fund;
2.estimates that show that combining the Funds should result in lower expense ratios because of economies of scale; 3.elimination of duplication of costs and inefficiencies of having two similar funds;
4.the Reorganization would not dilute the interests of the
  Funds' current shareholders;
5.the relative investment performance and risks of Acquiring
  Fund as compared to Acquired Fund;
6.the similarity of Acquiring Fund's investment objectives, policies and restrictions to those of Acquired Fund, and the fact that the Funds are duplicative within the overall group of funds;
7. the tax-free nature of the Reorganization to Acquired Fund and its shareholders;
7. the estimated costs to be incurred by Acquiring Fund and Acquired Fund as a result of the Reorganization;
The Board also considered the future potential benefits to IDEX in that its costs to administer both Funds may be reduced if the Reorganization is approved.
The IDEX Board of Trustees recommends that shareholders of Acquired Fund approve the Reorganization.

Tax Considerations - The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither Acquired Fund, nor Acquiring Fund, is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Acquired Fund's shareholders.



Expenses of the Reorganization - ATFA will pay all of the expenses relating to the Reorganization, including, but not limited to, the costs of the proxy solicitation and necessary filing with the SEC.
Additional Information About the Funds
Form of Organization - Each of the Funds is a series of IDEX Mutual Funds, an open-end management company organized as a Massachusetts business trust. IDEX is governed by a Board of Trustees, which consists of ten Trustees. For more information regarding the history of IDEX, please see the SAI.

Distributor - AFSG Securities Corporation ("AFSG"), located at 4333 Englewood Road NE, Cedar Rapids, Iowa 52499, is principal distributor for both Funds. AFSG is an affiliate of IDEX and ATFA. ASFG underwrites and distributes all classes of Fund shares and bears the expense of offering these shares to the public. The Funds pay AFSG, or its agent, a fee for those services. Please see "More Information Regarding the Funds," below, for additional information regarding the fees paid to ASFG by the Funds.

Dividends and Other Distributions - Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder requests cash. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of Acquired Fund, then as soon as practicable before the Closing, Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

Capitalization - The following table shows, on an unaudited basis, the capitalization of each Fund as of April 30, 2002 and, on a pro forma basis, as of April 30, 2002, giving effect to the Reorganization (Class L shares were not offered until November 11, 2002):






General Information About the Proxy Statement
Solicitation of Proxies -Proxies are being solicited at the request of the IDEX Board of Trustees. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about December 10, 2002. (Shareholders of Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting
their respective nominee.)   In addition to the solicitation of
proxies by mail, employees of IDEX and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained Alamo a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of Acquired Fund may receive a telephone call from Alamo asking the shareholder to vote. The estimated costs for the services of Alamo are estimated to be approximately $32,495, plus applicable postage.

In all cases where a proxy is solicited by telephone, Alamo is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, Alamo will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. Alamo will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although Alamo's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement/Prospectus. Alamo will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Alamo immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person, vote online or by facsimile. Should shareholder require additional information regarding the proxy or require replacement of the proxy, they may contact IDEX Customer Service toll-free at (888) 233-4339.



A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting of Acquired Fund shareholders in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance at the Special Meeting, by itself, will not revoke a previously tendered proxy. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal, and may vote in their discretion with respect to other matters not now known to the IDEX Board of Trustees that may be presented at the Special Meeting.

Voting Rights - Shares of the Funds entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Shareholders of Acquired Fund at the close of business on November 15, 2002 (the "Record Date") will be entitled to be present at the Special Meeting to vote with respect to their shares owned as of that Record Date. As of the Record Date, 17,696,125.350________ shares of Acquired Fund were outstanding and entitled to vote.

To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of the Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of Acquired Fund entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of Acquired Fund entitled to vote thereon.

Acquired Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.



If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the Special Meeting, IDEX expects that broker-dealer firms holding their shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners.

To the knowledge of IDEX, as of November 15, 2002, no Trustee of IDEX beneficially owned 1% or more of the outstanding shares of either Fund, and the officers and Trustees of IDEX beneficially owned, as a group, less than 1% of the shares of either Fund.

Appendix C hereto lists the persons that, aAs of November 15, 2002, no shareholder owned beneficially 5% or more of the outstanding shares of either Fund.

Other Matters to Come Before the Special Meeting - The Board of Trustees does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals - The Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Funds' management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting or to be submitted to shareholders of the Funds.

Shareholders wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.



Information about the Funds - Proxy materials, reports and other information filed by IDEX, on behalf of the Funds, can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC
20549.  The SEC maintains an Internet World Wide Web site
(http://www.sec.gov) which contains other information about the Funds.

Reports to Shareholders - IDEX will furnish, without charge, a copy of the most recent Annual Report and Semi-Annual Report regarding the Funds upon request. Requests for such reports should be directed to IDEX Mutual Funds at P.O. Box 9015, Clearwater, FL 33758-9015, telephone (888) 233-4339.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Please note: You also may instead vote by telephone, through the Internet, or by facsimile by following the enclosed instructions.
DO NOT return your proxy card if you vote by one of these methods unless you later decide to change your vote.



                                             John K. Carter, Esq.

                                             , Vice President,
                                             Secretary & General
Counsel

December 5, 2002





              MORE INFORMATION REGARDING THE FUNDS

Distribution Plans and 12b-1 Fees. The Funds have adopted separate Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") (individually, a "12b-1 Plan," and collectively, the "12b-1 Plans"), applicable to Class A, Class B, Class C, Class L and Class M shares of the Funds.

The distributor for the Funds, AFSG Securities Corporation ("AFSG") receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and re-allows a portion of those fees to the sellers of the shares. AFSG also receives service and distribution fees under the 12b-1 Plans as follows:
Distribution of Class A Shares. For these shares, the Funds may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares. However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.
Distribution of Class B Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.
Distribution of Class C Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 1.00%, which includes a service fee of 0.25%.
Distribution of Class L Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 1.00%, which includes a service fee of 0.25%.
Distribution of Class M Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 0.90%, which includes a service fee of 0.25%.
Because the Funds have 12b-1 Plans, even though Class B and Class C shares do not carry an up-front sales load, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and Class M shares.
Other Expenses. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, and the compensation of Trustees who are not affiliated with IDEX. Most Fund expenses are allocated proportionately among all of the outstanding shares of IDEX.


PURCHASING SHARES
IDEX and AFSG reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment is effected through a U.S. bank) generally will not be accepted. IDEX reserves the right to waive minimum investment amounts. Choosing a Share Class. IDEX offers five shares classes for the Funds, Class A, Class B, Class C, Class L and Class M. Effective November 11, 2002, Class C and Class M were closed to new investors. Class A shares has an initial sales charge of 5.50%, in most cases, and an annual 12b-1 fee of 0.35%; Class B has no up-front sales charge, a deferred sales charge starting at 5.00% if you sell in 6 years or less, and an annual 12b-1 fee of 1.00%; Class C has no up-front sales load and no deferred sales charge with an annual 12b-1 fee of 1.00%; Class L has a 1.00% up-front sales load, with an annual 1.00% 12b-1 fee and a contingent deferred sales charge of 2% if redeemed during the first 12 months of purchase, and 1% if redeemed during the second 12 months of purchase; and Class M has an initial sales charge of 1.00% with a deferred sales charge of 1.00% if you sell in the first 18 months, and an annual 12b-1 fee of 0.90%.
Price of Shares. When you buy shares, you pay Net Asset Value ("NAV") plus any applicable sales charge. When you sell your shares, you receive NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.
Determination of Net Asset Value. The NAV per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 4 p.m. Eastern time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the IDEX Board of Trustees.

Automatic Investment Plan.  With an Automatic Investment Plan
("AIP"), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Call or write
IDEX Customer service to establish an AIP.



Minimum Account Balance. IDEX reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $500. If your balance is below $250 due to redemptions, your account will be charged a fee and be liquidated; any applicable Contingent Deferred Sales Charge ("CDSC") will be deducted, and a check will be mailed to you.
Execution of Requests. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper order form when all of the required steps set forth in the IDEX prospectus under the section "Shareholder Information" have been completed. If you purchase by wire, however, the order will be deemed to be in proper order after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely manner. If an order or payment is received after the close of regular trading on the New York Stock Exchange (normally, 4:00pm Eastern Time), the shares will not be credited until the next business day.
You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. IDEX does not issue share certificates on behalf of its funds.
Telephone Orders. IDEX and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine.
IDEX and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following such transaction. If IDEX and its Transfer Agent do not employ these procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. To enjoy this privilege, you must establish the privilege in advance, when you open your account, or by adding this feature to your existing account.
Exchange Privileges and Restrictions. An exchange privilege is available. You may exchange $500 or more of one fund for shares in the same class of another fund. Any CDSC will be calculated from the date that you purchased your original shares. Exchange requests may be made in writing to the Transfer Agent or by calling IDEX Customer Service at (888) 233-4339. IDEX does not permit market timing or excessive trading and has adopted special policies to discourage these activities.


HOW TO REDEEM SHARES
Shares of the Funds will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day that the New York Stock Exchange is open for business. Payment by bank wire is subject to a $10 service fee, in addition to the fees your bank may charge.
Systematic Withdrawal Plan. You can establish a Systematic Withdrawal Plan ("SWP") either at the time you open your account or at a later date. Call IDEX Customer Service at (888) 233-4339 for assistance. You must have a minimum account balance of $10,000 for this privilege.
Payments. Payments to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. To request payment, you may also call IDEX Customer Service at
(888) 233-4339 and make your request using the automated IDEX In-TouchSM system, by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or $50,000.
The proceeds of your redemption may be paid by check, or by direct deposit to your bank. Shares will normally re redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion.
Management of the Funds
Investment Adviser -ATFA and IDEX have entered into an agreement on behalf of Acquiring Fund wherein ATFA has agreed to provide investment advisory, statistical and research services to the Fund, supervise and arrange for the purchase and sale of securities on behalf of the Fund, and provide for the maintenance and compilation of records pertaining to the sub-advisory function. The agreement can be terminated by the IDEX Board upon 60 days written notice. Investment management fees are computed and accrued daily and paid monthly. For the year ended October 31, 2001, Acquiring Fund paid investment management fees of $819,000 to ATFA.


ATFA has overall responsibility for the management of the Funds.
However, subject to the supervision of the IDEX Board, ATFA may hire sub-advisers to assist with management of the funds.

Parent Company Information - ATFA is a wholly-owned indirect subsidiary of Western Reserve Life Assurance Co. of Ohio ("Western Reserve"); Western Reserve is a wholly-owned indirect subsidiary of First AUSA Life Insurance Company ("First AUSA"); and First AUSA is wholly-owned by Transamerica Holding Company LLC which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.



Administrative Agent -AEGON/Transamerica Fund Services, Inc. ("ATFS") acts as the administrative agent for IDEX and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. (Prior to July 1, 2002, AFSG provided administrative services to the Fund.) For these services, ATFS receives reimbursement from IDEX on behalf of the Funds on a cost incurred basis.

Shareholder Servicing Agent (Transfer Agent) - AEGON/Transamerica Investor Services, Inc ("ATIS") acts as the transfer agent for the Funds. (Prior to September 26, 2002, the transfer agent was named Idex Investor Services, Inc.) As such, ATIS performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, ATIS receives an annual per-account charge of $15.39 for each of its shareholder accounts in existence, $2.73 for each new account opened, and $1.63 for each closed account.

Fund Transactions -Decisions as to the assignment of fund business for each Fund and negotiation of commission rates are made by the respective Fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at favorable security price) of all Fund transactions. The Advisory Agreement and Sub-Advisory Agreement for each Fund specifically provide that in placing portfolio transactions for a Fund, the Fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

In selecting brokers and dealers and in negotiating commissions, a Fund's sub-adviser considers a number of factors, including but not limited to:

    The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;
    The nature of the security being traded;
    The size and type of the transaction;
    The nature and character of the markets for the security to be purchased or sold;
    The desired timing of the trade;
    The activity existing and expected in the market for the particular security;
    The quality of the execution, clearance and settlement services;
    Financial stability;
    The existence of actual or apparent operational problems of any broker or dealer; and Research products and services provided.



In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser.

A sub-adviser may also consider the sale or recommendation of a Fund's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with brokers or dealers, a sub-adviser will seek the best execution of each transaction, and all such brokerage placement must be consistent with the Conduct
Rules of the National Association of Securities Dealers,
Inc.





Dividends, Distributions & Taxes
Dividends and Distributions. IDEX generally distributes most or all of its net earnings in the form of dividends. IDEX pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

Any dividends and distributions paid by IDEX will be automatically reinvested in additional shares of the respective class of the Fund, unless you elect to receive dividends in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of payment. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on a Class A, B, C, L and M shares in a fund invested into another fund in the same share class.

Federal Taxes. The Funds qualified, and expect to continue to qualify, as regulated investment companies under the Internal Revenue Code. As a regulated investment company, a Fund is not subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

Fund distributions are taxable as ordinary income to the extent they are attributable to a Fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable as long-term capital gains (at the federal maximum rate of 20%) to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been a shareholder in a Fund and whether you elect to reinvest distributions or receive cash. Certain distributions paid by a Fund in January may be taxable to shareholders as if they were received on the prior December 31.

As of October 31, 2001, IDEX PBHG Mid Cap Growth had capital loss carryforwards totaling $2,310,608, expiring on October 31, 2008.
IDEX PBHG Technology & Communications had capital loss carryforwards totaling $4,981,994, expiring on October 31, 2008.
The utilization of tax capital loss carryforwards from the Acquired Fund may be limited.

You should rely on your own tax adviser for advice about particular federal, state and local tax consequences of investing in mutual funds.







             FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND
         For a Share Outstanding Throughout Each Period

The financial highlights table is intended to help you understand Acquiring Fund's financial performance for its shares for each period shown. No information is shown for Class L shares, which did not commence operations until after the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information through October 31, 2001 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the IDEX financial statements, are included in the IDEX Annual Report, which is available upon request. The information for the period ended 4/30/02 is unaudited and is included in the IDEX Semi-Annual Report, which is also available upon request.



                                 Investment           Distributions
                                Operations
                     Net
                   Asset
                  Value,
                  Beginni
                   ng of
                  Period
         Year or              Net    Net   Total    From   From  Tota
         Period            Investm Realiz Operat    Net   Net     l
          Ended              ent   ed and  ions   InvestmRealiz Dist
                           Income  Unreal           ent    ed   ribu
                           (Loss)   ized          Income Capita tion
                                    Gain                   l      s
                                   (Loss)                Gains



     Class  04/30
    A      /2002     9.24    (0.08)    0.47  0.39   -        -      -
          (5)
           10/31
          /2001    20.94    (0.12) (11.58) (11.7   -        -      -
          (5)                                 0)
            10/31
          /2000     14.80    (0.02)    6.47  6.45   -   (0.31) (0.31)
           10/31
          /1999     10.00      0.02    4.78  4.80   -        -      -
     Class  04/30
    B      /2002     9.05    (0.11)    0.46  0.35   -        -      -
          (5)
            10/31
          /2001    20.76    (0.21) (11.50) (11.7   -        -      -
          (5)                                 1)
            10/31
          /2000     14.76    (0.16)    6.47  6.31   -   (0.31) (0.31)
            10/31
          /1999     10.00    (0.02)    4.78  4.76   -        -      -
     Class  04/30
    C      /2002     9.05    (0.10)    0.45  0.35   -        -      -
          (5)
           10/31
          /2001    20.76    (0.22) (11.49) (11.7   -        -      -
          (5)                                 1)
           10/31
          /2000     14.76    (0.16)    6.47  6.31   -   (0.31) (0.31)
     Class  04/30
    M      /2002     9.08    (0.10)    0.46  0.36   -        -      -
          (5)
           10/31
          /2001    20.79    (0.20) (11.51) (11.7   -        -      -
          (5)                                 1)
           10/31
          /2000     14.77    (0.14)    6.47  6.33   -   (0.31) (0.31)
           10/31
          /1999     10.00    (0.01)    4.78  4.77   -        -      -





                                        Ratios/Supplemental
                                        Data
                                                     Net
                                                   Investm
                                                     ent
                                                    Income
                                                    (Loss)
                                                      to
                                                   Average
                                                     Net
                                                    Assets
                                                   (1) (3)
            Year  Net   Total     Net    Ratio of          Portfoli
             or  Asset  Return  Assets,  Expenses              o
           Perio Value,  (2)    End of  to Average         Turnover
             d   End of         Period  Net Assets         Rate (4)
           Ended Period         (000's)  (1) (3)
                                        Excl Gross
                                        udin
                                         g
                                        Cred
                                        its


     Class  04/30    9.63   4.24% 24,358  1.72        (1.59)    96.39
    A      /2002                               2.72
          (5)
           10/31    9.24 (55.87) 23,952  1.55        (0.91)   171.89
          /2001               %               2.12
          (5)
            10/31   20.94  43.78% 48,842  1.55        (0.80)   129.20
          /2000                               2.06
           10/31   14.80  48.06%  2,571  1.55        (0.88)   150.78
          /1999                               6.95
     Class  04/30    9.40   3.86% 34,422  2.37        (2.24)    96.39
    B      /2002                               3.37
          (5)
            10/31    9.05 (56.42) 34,017  2.20        (1.56)   171.89
          /2001               %               2.77
          (5)
            10/31   20.76  43.07% 68,184  2.20        (1.45)   129.20
          /2000                               2.71
            10/31   14.76  47.63%  2,875  2.20        (1.53)   150.78
          /1999                               7.60
     Class  04/30    9.40   3.86%  9,151  2.37        (2.24)    96.39
    C      /2002                               3.37
          (5)
           10/31    9.05 (56.42)  8,595  2.20        (1.56)   171.89
          /2001               %               2.77
          (5)
           10/31   20.76  43.07% 16,972  2.20        (1.45)   129.20
          /2000                               2.71
     Class  04/30    9.44   3.98%  4,936  2.27        (2.14)    96.39
    M      /2002                               3.27
          (5)
           10/31    9.08          5,502  2.10        (1.46)   171.89
          /2001         (56.33)               2.67
          (5)                 %
           10/31   20.79  43.17% 14,734  2.10        (1.35)   129.20
          /2000                               2.61
           10/31   14.77  47.70%  1,016  2.10        (1.43)   150.78
          /1999                               7.50


   Notes to Financial Highlights

   (1)  Ratio of Expenses to Average Net Assets shows:
        Excluding Credits (net expense ratio which is total expenses less fee waivers and reimbursements by the investment adviser).
        Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any).

   (2) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A or Class C. Periods of less than one year not annualized.

   (3) Periods of less than one year are annualized. The Ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.

   (4)  Periods of less than one year are not annualized.

   (5) Calculated based on average number of shares outstanding during the period.


The notes to the financial statements are an integral part of these statements.




                           APPENDIX A
               AGREEMENT & PLAN OF REORGANIZATION


THIS AGREEMENT & PLAN OF REORGANIZATION (the "Plan") is made as of the 9th day of September, 2002 by IDEX Mutual Funds (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of IDEX PBHG Mid Cap Growth (the "Acquiring Fund") and IDEX PBHG Technology & Communications (the "Acquired Fund"), separate series of the Company.

This Plan is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Class A, Class B, Class C, Class L and Class M voting shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment management company and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest.

WHEREAS, the Trustees of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquiring Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

WHEREAS, the Trustees of the Company have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquired Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby covenants and agrees to the following terms and conditions:



1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN
   EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL
   ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED
   FUND

       1.1Subject to the requisite approval of the shareholders of Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefore: (i) to deliver to Acquired Fund the number of full and fractional Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

       1.2The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

       1.3Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and
       (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.





       1.4Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, Acquiring Fund Shares of the same class received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be so credited to Class A, Class B, Class C, Class L and Class M Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of each class of Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

       1.5Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

       1.6Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.



2. VALUATION

       2.1The value of Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Trustees.

       2.2The net asset value of a Class A, Class B, Class C, Class L or Class M Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Trustees.

       2.3The number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to Class A, Class B, Class C, Class L and Class M shares of Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

       2.4All computations of value shall be made by Acquired
       Fund's designated record keeping agent, and shall be subject to review by the independent certified public accountants for IDEX.

3. CLOSING AND CLOSING DATE

       3.1The Closing Date shall be February 28, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties will agree.



       3.2The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.



       3.3AEGON/Transamerica Investor Services, Inc., as transfer agent for Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class L and Class M shares owned by each such shareholder immediately prior to the Closing.

       3.4In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.



4. REPRESENTATIONS AND WARRANTIES

       4.1The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

                (a) Acquired Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the State of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

                (b)  The Company is a registered open-end
           investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

                (c)  No consent, approval, authorization, or
           order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

                (d)  The current prospectus and statement of
           additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;



                (e) On the Closing Date, the Company, on behalf of Acquired Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;

                (f) Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Acquired Fund is a party or by which it is bound, or
           (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of Acquired Fund, is a party or by which it is bound;

                (g)  material contracts or other commitments
           (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

                (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;





                (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2001 of Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to Acquiring Fund) present fairly, in all material respects, the financial condition of Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

                (j) Since October 31, 2001 there has been no material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

                (k) On the Closing Date, all Federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;



                (l)  For each taxable year of its operation
           (including the taxable year ending on the Closing
           Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                (m)  All issued and outstanding shares of
           Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph 3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;

                (n) The execution and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company, on behalf of Acquired Fund, and, subject to the approval of the shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;



                (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.



       4.2The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

                (a)  Acquiring Fund is duly organized as a
           series of the Company, which is a business trust duly organized and validly existing under the laws of the State of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

                (b)  The Company is a registered open-end
           investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

                (c)  No consent, approval, authorization, or
           order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                (d)  The current prospectus and statement of
           additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used at all times prior to the date of the Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;



                (e) On the Closing Date, the Company, on behalf of Acquiring Fund, will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

                (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund, is a party or by which it is bound;

                (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2001 of Acquiring Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers, LLP independent certified public accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to Acquired Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;



                (i) Since October 31, 2001, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

                (j) On the Closing Date, all Federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                (k)  For each taxable year of its operation,
           Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

                (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;



                (m) The execution, delivery and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                (n)  Acquiring Fund Shares to be issued and
           delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

                (o)  The information to be furnished by
           Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and
           (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.





5. COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

   5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

   5.2 Acquired Fund will call a meeting of shareholders of Acquired Fund to consider and act upon this Plan and to take all other actions necessary to obtain approval of the transactions contemplated herein.

       5.3To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

       5.4Acquired Fund covenants that the Class A, Class B,
       Class C, Class L and Class M Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

       5.5Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

       5.6Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

       5.7As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class
       A, Class B, Class C, Class L and Class M Acquiring Fund
       Shares received at the Closing.

       5.8Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.





       5.9The Company, on behalf of Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company, on behalf of Acquiring Fund's, title to and possession of Acquiring Fund's shares to be delivered hereunder, and (b) the Company, on behalf of Acquiring Fund's, title to and possession of all of the assets and otherwise to carry out the intent and purpose of this Plan.

       5.10 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

   The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

       6.1All representations and warranties of the Company, on behalf of Acquiring Fund, and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       6.2The Company, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquiring Fund, on or before the Closing Date; and

       6.3Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.



7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

   The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

       7.1All representations and warranties of the Company, on behalf of Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       7.2The Company, on behalf of Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquired Fund, on or before the Closing Date;

       7.3The Company, on behalf of Acquired Fund and Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

       7.4Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.



8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND
   AND ACQUIRED FUND

   If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Company, on behalf of Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

       8.1The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, Company, on behalf of Acquiring Fund or Acquired Fund, may not waive the conditions set forth in this paragraph 8.1;

       8.2On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

       8.3All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

       8.4The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and



       8.5Dechert shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

       9.1The Company, on behalf of Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2The expenses relating to the proposed Reorganization will be paid by the Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

11.TERMINATION

   This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.



12.AMENDMENTS

   This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Company, on behalf of Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

   13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

   13.2 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original.

       13.3 This Plan shall be governed by and construed in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

       13.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.



       13.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of Acquired Fund, as provided in the Declaration of Trust of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Company, on behalf of Acquired Fund and
Acquiring Fund, has caused this Plan to be approved and executed by its President.

					IDEX Mutual Funds
					By:		/s/ Brian C. Scott
					Name:		Brian C. Scott
					Title:	President and Chief
							Executive Officer




					APPENDIX B

IDEX PBHG Mid Cap Growth
(formerly IDEX Pilgrim Baxter Mid Cap Growth)

Objective/Focus
Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

Market Environment
Following the devastating events of September 11 and the brief corresponding decline in market averages, stocks shook off some weak economic data and rose to close the year strong. While investors alternately shifted their focus between the latest news on terrorism and corporate earnings reports, many stocks started to benefit from the continuing military success against the war on terrorism. The Federal Reserve Board ("Fed") continued to try to revive the economy with more interest rate cuts late in 2001. During the first quarter of 2002, major market indexes produced widely varying returns, as the economic recovery became increasingly visible. Keeping investors on edge and weighing on stocks, however, were concerns surrounding corporate accounting practices. In the broad market, the best returns generally came from the value side of the ledger, reflecting investors' preference for lower risk, non-technology names. Paradoxically, investors also favored those companies that tend to be most sensitive to a recovering economy. In March, the Fed signaled the end of a long period of declining interest rates by shifting the focus to the potential for a more restrictive monetary policy going forward. Economic forecasters generally raised their Gross Domestic Product forecasts during the period.
Performance
For the six months ended April 30, 2002, IDEX PBHG Mid Cap Growth underperformed its benchmark, the Russell Mid Cap Growth Index. Please refer to the Performance Table on the next page for additional information.
Strategy Review
Negatively contributing to the fund's performance compared to its benchmarks during the period were our holdings in the health care and technology sectors. The fund derived positive performance at times from non-technology consumer issues, including new holdings in retailing and restaurants. Later in the period, we initiated a small finance sector weighting, which contributed a positive return. Our selections in the services sector also fared well in the early months of 2002. Although overall technology holdings made a negative contribution, several semiconductor-related stocks did very well in the second half of the period, as the first signs of a recovery in orders became apparent.



 Outlook

Our greatest challenge during the period was quickly repositioning the fund to benefit from investors' preference for low-priced stocks late in 2001, while finding companies with attractive relative earnings outlooks. Amid increasingly favorable economic data, the markets have yet to turn the corner toward more stable results.
Looking forward, we believe the fund is well positioned as investor sentiment shifts from a defensive mentality to one of being more interested in rising earnings and the potential for companies to grow and surprise investors on the upside. A strengthening economy should bolster that possibility. We believe that improving confidence in the investment outlook logically and historically favors more growth-oriented investment disciplines. As always, we will continue to search for companies that, based on our research, appear to have prospects for above average, longer-term growth and that are expected to benefit from an economy that continues to improve.




Gary Pilgrim
Fund Manager
Pilgrim Baxter & Associates, Ltd.





Investment Style
"Growth" reflects companies with the potential to increase earnings faster than other companies. "Value" reflects companies that are thought to be undervalued (low P/E) relative to their stock price. Blend is a mixture of both philosophies.

Average Annual Total Returns for the Periods Ended 4/30/02
               From Inception
     6 months  1 year    Inception Date
Class A (NAV)  4.24%     (21.60)%  (0.65)%   3/1/99
Class A (POP)  (1.49)%   (25.91)%  (2.41)%   3/1/99
Russell MCG1   6.97%     (15.01)%  0.39%     3/1/99
Class B (NAV)  3.86%     (22.41)%  (1.41)%   3/1/99
Class B (POP)  (1.14)%   (26.29)%  (2.03)%   3/1/99
Class C (NAV)  3.86%     (22.41)%  (15.97)%  11/1/99
Class M (NAV)  3.98%     (22.24)%  (1.28)%   3/1/99
Class M (POP)  1.94%     (23.79)%  (1.59)%   3/1/99
Notes
1 The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropalrc Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.
The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Investments by Sector as a Percentage of Net Assets

This  material  must be preceeded or accompanied by  the  current
prospectus,   which  includes  specific  content  regarding   the
investment objectives and policies of this fund.



IDEX Pilgrim Baxter Mid Cap Growth

Objective/Focus
Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

Market Environment
The period was characterized by slowing economic growth, persistent layoffs, decaying consumer confidence, and an easing monetary policy that failed to stimulate the economy. High growth and technology-related stocks were hardest hit as major market indices declined for most of the period. The one bright spot was the second quarter, when market averages got a welcome and needed break from the negative investor sentiment that had been plaguing markets and beating down stocks. However, despite encouraging market returns, the outlook for renewed earnings growth in the following months was challenged, as companies continued to site deteriorating business conditions. This weighed on performance during the latter part of the period and became magnified following the terrorist attacks. Markets closed the period with a rebound in the month of October.
Performance
For the fiscal year ended October 31, 2001, IDEX Pilgrim Baxter Mid Cap underperformed its benchmark, the Russell Mid Cap Growth Index. Please refer to the Performance Table on the next page for further information.
Strategy Review
Most of the past year has been spent with dashed expectations for economic recovery. One quarter after another has been predicted to be the bottom of the economic downturn, with recovery, as the result of aggressive monetary easing and fiscal stimulus, forecasted to follow soon after. Our challenge has been to focus on those companies and sectors realizing growth as a result of solid fundamentals. Over the past year, this has become increasingly difficult, as the number of companies in this category has diminished amid the recessionary environment. For the most part, we have looked to healthcare stocks to cushion losses and help position the portfolio favorably for when the economy shifts. We have also worked to reduce our exposure to business sensitive stocks, particularly technology, which continued to disappoint investors, in favor of those companies we believe have the potential to withstand economic uncertainty. Our exposure to technology also declined due to the sector's overall devaluation. Generally, however, we made very few adjustments to the fund in response to the increased probability of recession or the terrorist attacks, believing it more prudent to adhere to our long-term approach.

 Outlook

At this point, very few industries have been untouched by the slowdown in business activity. Of course, the events of September 11th accelerated growing uncertainty to the point where normal business abruptly halted and the pace of the economic deceleration seems to have been magnified. Looking ahead, both fiscal and monetary policies are critical. The primary concern of policymakers centers on investor and business confidence. These are normal considerations in a recession, but their urgency is magnified as a result of the terrorist attacks.
Our task as growth managers does not change. We continue to pursue companies that we believe have the best opportunities for growth in the quarters ahead. While technology remains a major portion of the portfolio, healthcare has now become the largest sector representation. Demographics and the pace of medical advancements create more opportunities for this sector to grow. This is not a top-down judgment; rather it is our view that opportunities in the healthcare sector have expanded based on our company-by-company analysis. Going forward, we will continue to emphasize companies that we believe lead their industries and have large markets within which to grow. Our expectation is that these companies will reemerge with rapid growth characteristics once we return to a more normal market environment.




Gary Pilgrim
Fund Manager
Pilgrim Baxter & Associates, Ltd.





Investment Style
Growth reflects companies with the potential to increase earnings faster than other companies. Value reflects companies that are thought to be undervalued (low P/E) relative to their stock price. Blend is a mixture of both philosophies.

Average Annual Total Returns for the Periods Ended 10/31/01
               From Inception
          1 year    Inception Date
Class A (NAV)       (55.87)%  (2.31)%   3/1/99
Class A (POP)       (58.30)%  (4.35)%   3/1/99
Russell MCG1        (42.78)%  (2.03)%   3/1/99
Class B (NAV)       (56.42)%  (3.05)%   3/1/99
Class B (POP)       (58.60)%  (4.15)%   3/1/99
Class C (NAV)       (56.42)%  (21.02)%  11/1/99
Class M (NAV)       (56.33)%  (2.94)%   3/1/99
Class M (POP)       (57.20)%  (3.30)%   3/1/99
Notes
1 The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropalrc Micropal, Inc. 2001 - 1-800-596-5323 - http://www.micropal.com.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Investments by Sector as a Percentage of Net Assets

This  material  must be preceeded or accompanied by  the  current
prospectus,   which  includes  specific  content  regarding   the
investment objectives and policies of this fund.